UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

ASPIRE BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41293	33-3467744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23150 Fashion Drive, Suite 230 Estero, Florida	33928
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 987-3002

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2026, at the Special Meeting of Stockholders (the “Meeting”) of Aspire Biopharma Holdings, Inc. (the “Company”), the Company’s stockholders constituting a quorum voted on, and approved, the matters described below.

1.	To authorize, pursuant to that certain Warrant to Purchase Common Stock Agreement (the “Warrant Agreement”) and for purposes of complying with Nasdaq listing rule 5635(d) upon exercise of the underlying warrants, (i) the issuance of the shares of common stock of the Company issuable upon exercise of the warrants (the “Warrant Shares”), including the issuance of all of the Warrant Shares in excess of 19.99% of the issued and outstanding Common Stock on April 22, 2026, and (ii) the aggregate exercise price of $0.00001 per Warrant Share (the “Exercise Price”) at which the warrants may be converted, the “Warrant Issuance Proposal”). The number of shares that voted for, against, and withheld from voting for this Warrant Issuance Proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

1,742,683	107,523	4,818	0

2.	To approve, pursuant to that certain Warrant Agreement between the Company and the Company’s financial advisor pursuant to that certain investment banking agreement., dated March 17, 2026, of the adjustment of the number of shares of common stock issuable upon the exercise of the Warrants (the “Share Adjustment Proposal”) The number of shares that voted for, against, and withheld from voting for this Share Adjustment Proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

1,745,709	103,550	5,764	0

3.	To approve voluntary adjustments to the exercise price of the Warrants pursuant to the terms of the Warrant (the “Exercise Price Adjustment Proposal”). The number of shares that voted for, against, and withheld from voting for this Exercise Price Adjustment Proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

1,739,702	110,483	4,839	0

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRE BIOPHARMA HOLDINGS, INC.

Dated: June 22, 2026	By:	/s/ Kraig Higginson
Kraig Higginson
Chief Executive Officer